UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2015 Date of original report (Date of earliest event reported)

November 6, 2015 Date of amendment

LifeLock, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway, Suite 400 Tempe, Arizona 85281 (Address of principal executive offices and zip code) (480) 682-5100 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Form 8-K amends our Form 8-K filed dated August 21, 2015, originally filed with the Securities and Exchange Commission on August 27, 2015 (the “Original Report”). We filed the Original Report to report our acquisition of certain assets of BitYota, Inc., ("BitYota") a Delaware corporation. As permitted by Items 9.01(a)(4) and 9.01(b)(2), we are filing this amendment to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
In accordance with Rule 3-05(a)(1)(i) of Regulation S-X, filed herewith (and incorporated herein by reference) are the following financial statements of BitYota;

•	Exhibit 99.1 - (Audited) Financial Statements as of and for the years ended December 31, 2014 and 2013; and

•	Exhibit 99.2 - (Unaudited) Condensed Financial Statements as of June 30, 2015 and June 30, 2014, and for the six months ended June 30, 2015 and 2014.
(b) Pro Forma Financial Information.
In accordance with Rule 11-01(a)(1) of Regulation S-X, filed herewith (and incorporated herein by reference) as Exhibit 99.3 is unaudited pro forma condensed combined consolidated financial information of LifeLock, Inc. and BitYota giving effect to certain pro forma events related to the acquisition. It does not purport to project future financial position or operating results of the post-acquisition combined company. The pro forma statements of operations are for the six months ended June 30, 2015 and for the year ended December 31, 2014. The pro forma balance sheet is as of June 30, 2015.
(c) Shell Company Transactions.
Not applicable.
(d) Exhibits.

Exhibit No.	Document
23.1	Consent of Independent Auditors (Ernst & Young LLP)
99.1	Financial Statements of BitYota, Inc. as of and for the years ended December 31, 2014 and 2013
99.2	(Unaudited) Condensed Financial Statements of BitYota, Inc. as of June 30, 2015 and December 31, 2014, and for the six months ended June 30, 2015 and 2014.
99.3
Unaudited Pro forma Condensed Combined Consolidated Financial Information of LifeLock, Inc, and BitYota, Inc. consisting of: pro forma statement of operations for the six months ended June 30, 2015; pro forma statement of operations for the year ended December 31, 2014; pro forma balance sheet as of June 30, 2015; and notes to the pro forma financial statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.
Date:	November 6, 2015	By:	/s/ Nicholas W. Robbins
Nicholas W. Robbins
Interim Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Document
23.1	Consent of Independent Auditors (Ernst & Young LLP)
99.1	Financial Statements of BitYota, Inc. as of and for the years ended December 31, 2014 and 2013
99.2	(Unaudited) Condensed Financial Statements of BitYota, Inc. as of June 30, 2015 and December 31, 2014, and for the six months ended June 30, 2015 and 2014.
99.3
Unaudited Pro forma Condensed Combined Consolidated Financial Information of LifeLock, Inc, and BitYota, Inc. consisting of: pro forma statement of operations for the six months ended June 30, 2015; pro forma statement of operations for the year ended December 31, 2014; pro forma balance sheet as of June 30, 2015; and notes to the pro forma financial statements